UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2026

FuboTv Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39590	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1290 Avenue of the Americas

New York, NY 10104

(Address of principal executive offices) (Zip Code)

(212) 672-0055

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FUBO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 23, 2026, FuboTV Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) two prospectus supplements to the prospectus included in the Company’s registration statement on Form S-3ASR (File No. 333-292921), also filed with the SEC on January 23, 2026 (the “Registration Statement”), covering (i) the resale from time to time by Hulu, LLC (“Hulu”) of up to an aggregate of 947,910,220 shares (the “Hulu Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issuable to Hulu upon exercise, conversion or exchange of other securities of the Company or any of its subsidiaries (including shares of Class B common stock, par value $0.0001 per share, of the Company, and units in Fubo Operations LLC) owned by Hulu, to satisfy registration rights the Company granted pursuant to a Registration Rights Agreement, dated October 29, 2025, between the Company and Hulu and (ii) the resale from time to time by certain stockholders of the Company of up to an aggregate of 29,270,178 shares (the “2029 Notes Conversion Shares”) of Class A Common Stock issuable upon conversion of the 2029 Notes.

A copy of the legal opinions of Latham & Watkins LLP relating to the validity of the Hulu Shares and the 2029 Notes Conversion Shares are filed herewith as Exhibit 5.1 and Exhibit 5.2, respectively, and are incorporated herein by reference, and are filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Latham & Watkins LLP.
5.2	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).
23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUBOTV INC.

Date: January 23, 2026	By:	/s/ David Gandler
David Gandler
Chief Executive Officer